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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21409

                 Pioneer Municipal High Income Advantage Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2008 through September 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Municipal High
Income Advantage Trust
--------------------------------------------------------------------------------
Semiannual Report | September 30, 2008
--------------------------------------------------------------------------------

Ticker Symbol:  MAV

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Schedule of Investments                                                      11

Financial Statements                                                         22

Notes to Financial Statements                                                27

Trustees, Officers and Service Providers                                     35


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Municipal High Income Advantage Trust | Semiannual Report |
9/30/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08    3

Portfolio Management Discussion | 9/30/08

In the following interview, David Eurkus, who is responsible for the daily management of the Trust, discusses some of the factors that had an impact on the municipal bond market and the Trust during the six months ended September 30, 2008.

Q How did the Trust perform over the past six months ended September 30, 2008?

A For the six-month period ended September 30, 2008, Pioneer Municipal High Income Advantage Trust produced a total return of -12.05% at net asset value and -22.07% at market price. As of September 30, 2008, the Trust was selling at a 10.1% discount of market price to net asset value. The Lehman Brothers Municipal Bond Index, which tracks the performance of investment-grade bonds, returned -2.59% for the same period. The Lehman Brothers High Yield Municipal Bond Index, which tracks the performance of below investment-grade bonds, returned -4.64%, also for the same period. At the end of the six months, the Trust held 142 issues in 33 states, territories and the District of Columbia. On September 30, 2008, the Trust's 30-day SEC yield was 12.34%, and its current dividend yield, based on market close, was 8.70%.

Q    What was the investment environment like during the period?

A The credit crisis, triggered by subprime mortgage defaults, continued to have an impact on municipal bonds during the six-month period ended September 30, 2008. In the second half of the period (July through September), the municipal bond market declined more than 10%. It declined about 9% on a year-to-date basis (January through September 2008).

     Several factors contributed to this decline, including:

     o The sale of hundreds of millions of dollars of long-term bonds held by hedge funds. After several weeks of falling municipal bond prices, rising Treasury bond prices and sharply rising money market borrowing rates, some hedge funds were rapidly approaching insolvency. To protect themselves from default, some lenders forced the hedge funds to sell their long-term municipal bonds to raise cash.

     o Concerns over the downgrades of "monoline" insurers. Three of the largest bond insurers -- Financial Guarantee Insurance Company (FGIC), Municipal Bond Insurance Association (MBIA) and Ambac Financial Group (AMBAC) -- lost their AAA ratings because they had insured structured mortgage products that were tied to defaulting subprime mortgages. (A monoline insurer writes a single line of insurance contracts, such as credit insurance, which is similar to a financial guarantee.)


4   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

     o A crisis in the auction-rate securities market. As investment banks refused to support auctions for these securities, which are long-term bonds tied to short-term interest rates that are set at weekly or monthly auctions, investors saw the auction market and their cash freeze up.

     o    Weak demand, as investors shied way from new bonds.

     o Lack of new issuance. Because of the winnowing of firms and rising debt cost, tax-exempt issuers have postponed several billion dollars in planned borrowing. Also, five of the largest 12 arrangers of municipal bond sales in 2007 were taken over or left the business during 2008.

     In the face of all this, investors sold assets that had even the slightest bit of risk and moved to the Treasury market. As municipal bonds sold off, their prices declined and their yields rose substantially above Treasury yields. Rarely in history has the ratio of municipal bond yields to Treasury yields been so high. At one point, yields on top-rated 30-year municipal bonds as a percentage of 30-year U.S. Treasury yields reached 142 basis points. (A basis point equals 1/100 of 1%.) The typical rate of municipal yields to Treasury yields is closer to 85%.

Q Can you comment on the issues surrounding auction-rate preferred securities?

A The Trust has issued auction-rate preferred shares as a low-cost way of borrowing to provide leverage for the Trust. These auction-rate preferred shares typically have been purchased at regularly scheduled auctions, giving investors in the preferred shares a source of financial liquidity while keeping the Trust's borrowing costs low. However, the aggravated problems in the credit markets have led to failed auctions for the preferred shares of many closed-end funds, including Pioneer Municipal High Income Advantage Trust. Investors holding the preferred shares have been adversely affected because they have not had the ability to sell their shares at auctions. When an auction fails, the Trust must pay higher interest rates to the holders of the preferred shares, consistent with the terms of documents authorizing issuance of preferred shares.

     The Trust continues to pay all distributions in compliance with the terms of the auction-rate preferred share agreements. The distributions are at levels still sufficient to be an effective strategy in pursuit of the Trust's goals. The income from municipal bond investing has exceeded, and continues to exceed, the cost of borrowing money through auction-rate preferreds.

Q    How did you manage the Trust in this environment?

A At the end of the six months, 35.2% of the Trust's total investments were in investment-grade bonds, 63.3% were in below investment-grade bonds, and 1.5% was in cash. On September 30, 2008, the average credit quality of the


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08    5

     Trust was BBB. As has been the case in the past, we emphasized sectors that are fundamental to the U.S. economy. The largest allocations were to health care (27.4% of total investments) and transportation (5.9% of total investments). The Trust also had investments in education, housing, public power, water and sewer, and pollution control bonds. About 10% of the portfolio was in tobacco bonds, which are backed by tobacco companies' payments to states as part of the Master Settlement Agreement of 1998. A large percentage of the Trust's assets were invested in revenue bonds on which the payment of interest and principal is derived from the revenues generated by the particular asset the bond was issued to finance. Because revenue bonds do not depend on the taxing power of the state, they tend to hold their value when the economy is weak and revenues going into state coffers may decline.

Q What portfolio positions had the biggest impact on performance for the period?

A The Trust had indirect exposure to Lehman Brothers through a municipal bond issued in April 2008 by Main Street Natural Gas in Georgia. The issuer was established by the Municipal Gas Authority of Georgia to finance the cost of acquiring approximately a 30-year supply of gas with the object of reselling gas to Georgia municipalities, as well as the city of Tallahassee (Florida). The guarantor in the case was Lehman Brothers Holdings, and proceeds from the bonds were paid to Lehman Brothers Commodities Services ("LBCS"), which was obliged to make payments to Main Street to cover the prepayment amount. With the bankruptcy of Lehman Brothers Holdings, LBCS was unable to fulfill its obligation to deliver gas. As a result, Main Street terminated its contract with Lehman and demanded repayment of the bond proceeds. Bondholders have become senior unsecured creditors of Lehman Brothers Holdings. As of September 30, the price of the bonds was approximately 13 cents on the dollar, reflecting the current clearing price of the bonds, while bondholders and their lawyers determine the underlying recovery value on the bonds and the unsecured creditors' pool. Given the complex nature of the bankruptcy, this determination will take at least several months. Pioneer is participating in a creditors' committee in efforts to increase client recoveries.

     The Trust's performance was also held back by exposure to airline bonds, which were hit hard by higher jet fuel costs resulting from rising oil prices. Tobacco bonds also did poorly in reaction to Standard & Poor's announcement that it was putting newer-issued tobacco bonds on credit watch because of concerns that in a weak economy some states may not have the money to retire their bonds. The Trust's high-yield bonds were also disappointing. As mentioned above, at September 30, 2008, about 63.3% of the Trust was invested in below investment-grade, or high yield bonds.


6   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Q    What is your outlook over the next six months?

A The problems that the municipal bond market experienced over the past several months were triggered largely by a lack of liquidity. As we look ahead, we expect liquidity to increase and the municipal market to return to more normal conditions. We believe there is exceptional value in the municipal market. Longer-term municipal bonds offer higher tax-free yields than investment-grade corporate bonds, and municipal bonds have had the lowest default rate of any bond category, except U.S. Treasuries. Over the next several months, we hope to take advantage of the higher yields and lower prices that municipal bonds provide.

Please refer to the Schedule of Investments on pages 11-21 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may use leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08    7

Portfolio Summary | 9/30/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data is represented by a pie chart in the printed material.]

Health Revenue                                                          27.4%
Development Revenue                                                    11.7%
Other Revenue                                                           10.5%
Tobacco Revenue                                                          9.9%
Airport Revenue                                                          8.8%
Pollution Control Revenue                                                7.8%
Facilities Revenue                                                       7.7%
Transportation Revenue                                                   5.9%
Insured                                                                  5.9%
Housing Revenue                                                          1.6%
Water Revenue                                                            1.2%
Education Revenue                                                        1.0%
Utilities Revenue                                                        0.4%
Airlines Revenue                                                         0.2%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[The following data is represented by a pie chart in the printed material.]

0-1 year                                                                 3.5%
1-3 years                                                                9.4%
3-6 years                                                               18.4%
6-8 years                                                                4.1%
8-10 years                                                              30.2%
10+ years                                                               34.4%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[The following data is represented by a pie chart in the printed material.]

AAA                                                                     11.4%
AA                                                                       0.5%
BBB                                                                     23.3%
BB                                                                       7.5%
B                                                                        8.7%
CCC                                                                      2.9%
CC                                                                       0.2%
C                                                                        1.4%
D                                                                        0.4%
Not Rated                                                               42.2%
Cash Equivalents                                                         1.5%

*    The portfolio is actively managed and current holdings may be different.

8   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Prices and Distributions | 9/30/08

Share Prices and Distributions
--------------------------------------------------------------------------------
Market Value per Common Share
--------------------------------------------------------------------------------

                   9/30/08                    3/31/08
                   $ 10.34                    $ 13.74
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

                   9/30/08                    3/31/08
                   $ 11.50                    $ 13.54
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

                               Net
                            Investment        Short-Term         Long-Term
                              Income         Capital Gains     Capital Gains
4/1/08-9/30/08              $  0.4500            $ --              $ --
--------------------------------------------------------------------------------

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.      Non-Profit Preferred Funding Trust I, Series E, 12.0%, 9/15/37 (144A)              3.13%
 2.      Indiana State Development Finance Authority Revenue, 5.75%, 10/1/11                2.49
 3.      New Jersey Economic Development Authority Revenue, 6.25%, 9/15/29                  2.47
 4.      North Texas Tollway Authority Revenue, 5.75%, 1/1/33                               2.28
 5.      Houston Texas Airport System Special Facilities Revenue, 6.75%, 7/1/29             2.03
 6.      South Carolina Jobs Economic Development Authority Revenue, 6.375%, 8/1/34         2.01
 7.      Tobacco Settlement Financing Corp., 5.875%, 5/15/39                                1.96
 8.      Charlotte North Carolina Special Facilities Revenue, 5.6%, 7/1/27                  1.91
 9.      Tobacco Settlement Financing Corp., 6.25%, 6/1/42                                  1.76
10.      Knox County Health Educational & Housing Facilities Board Hospital Revenue,
         6.5%, 4/15/31                                                                      1.75

* This list excludes temporary cash. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08    9

Performance Update | 9/30/08

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Trust, compared to that of the Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index.

Cumulative Total Returns
(As of September 30, 2008)
----------------------------------------------------------
                             Net Asset         Market
Period                       Value ("NAV")     Price
----------------------------------------------------------
Life-of-Trust
(10/20/03)                      11.70%         -4.06%
1 Year                         -19.48         -28.36
----------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

                                                    Lehman Brothers
           Pioneer Municipal                          High Yield
              High Income      Lehman Municipal       Municipal
            Advantage Trust         Bond Index          Bond Index
10/03           10,000              10,000              10,000
 9/04            9,965              10,513              10,098
 9/05           11,335              10,939               9,875
 9/06           12,310              11,425              10,101
 9/07           13,392              11,779              10,116
 9/08            9,595              11,559               9,517

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities which includes preferred shares divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins October 31, 2003. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Lehman Brothers Non-Investment Grade Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.


10   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Schedule of Investments | 9/30/08 (unaudited)

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                             Value
                                    TAX-EXEMPT OBLIGATIONS -- 146.6% of Net Assets
                                    Arizona -- 4.3%
  $   5,000,000           NR/NR     Casa Grande Industrial Development Authority, Hospital
                                    Revenue, 7.625%, 12/1/29                                  $  4,640,900
      1,551,000          NR/Baa3    Pima County Industrial Development Authority,
                                    6.75%, 7/1/31                                                1,438,196
      2,640,000           NR/NR     Pima County Industrial Development Authority,
                                    7.0%, 1/1/38                                                 2,326,764
      1,000,000+          NR/NR     Pima County Industrial Development Authority,
                                    7.5%, 7/1/34                                                 1,172,020
      2,000,000           NR/NR     San Luis Facility Development Corp., 7.25%, 5/1/27           1,699,760
                                                                                              ------------
                                                                                              $ 11,277,640
----------------------------------------------------------------------------------------------------------
                                    California -- 11.5%
      3,140,000(a)       AAA/Aaa    California State University Revenue, RIB, 0.0%,
                                    11/1/39 (144A)                                            $  2,452,214
      8,170,000(a)       AAA/NR     California State Variable Purpose, RIB, 0.0%,
                                    6/1/37 (144A)                                                6,048,659
      6,000,000           NR/NR     California Statewide Communities Development
                                    Authority, 9.0%, 12/1/38                                     5,742,000
      2,680,000+         AAA/Aaa    Golden State Tobacco Securitization Corp.,
                                    6.75%, 6/1/39                                                2,998,143
      2,500,000          AA/Aa3     San Jose California Airport Revenue, 5.0%, 3/1/37            2,251,775
      7,500,000(a)       AAA/NR     University of California, RIB, 1.113%, 5/15/38 (144A)        5,112,300
      7,670,000           C/NR      Valley Health System Hospital Revenue,
                                    6.875%, 5/15/23                                              5,635,916
                                                                                              ------------
                                                                                              $ 30,241,007
----------------------------------------------------------------------------------------------------------
                                    Colorado -- 2.7%
      2,850,000+         BBB/NR     Denver Health & Hospital Authority Healthcare Revenue,
                                    6.0%, 12/1/31                                             $  3,097,266
      3,520,000+          NR/NR     Northwest Parkway Public Highway Authority,
                                    7.125%, 6/15/41                                              3,894,176
                                                                                              ------------
                                                                                              $  6,991,442
----------------------------------------------------------------------------------------------------------
                                    District of Columbia -- 2.3%
      2,700,000         BBB/Baa3    District of Columbia Tobacco Settlement Financing Corp.,
                                    6.5%, 5/15/33                                             $  2,412,234
      4,000,000         BBB/Baa3    District of Columbia Tobacco Settlement Financing Corp.,
                                    6.75%, 5/15/40                                               3,638,520
                                                                                              ------------
                                                                                              $  6,050,754
----------------------------------------------------------------------------------------------------------
                                    Florida -- 4.6%
      6,890,000(a)       NR/Aa1     Florida State Department of Transportation, RIB, 0.0%,
                                    7/1/37 (144A)                                             $  5,916,856
      4,500,000         BBB-/Baa2   Hillsborough County Florida Industrial Development
                                    Authority Pollution Control Revenue, 5.5%, 10/1/23           4,064,850

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   11

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                             Value
                                   Florida -- (continued)
  $  1,980,000           NR/NR     Hillsborough County Florida Industrial Development
                                   Authority Pollution Control Revenue, 6.75%, 7/1/29        $  1,785,762
       500,000          BB+/NR     Miami Beach Health Facilities Authority,
                                   5.375%, 11/15/28                                               383,450
                                                                                             ------------
                                                                                             $ 12,150,918
---------------------------------------------------------------------------------------------------------
                                   Georgia -- 3.6%
     4,000,000(a)       NR/Aaa     Atlanta Georgia Water and Wastewater Revenue, RIB,
                                   0.0%, 11/1/43 (144A)                                      $  2,612,600
     1,065,000           NR/B2     Effingham County Industrial Development Authority,
                                   6.5%, 6/1/31                                                   887,337
     3,360,000           NR/NR     Fulton County Residential Care Facilities, 7.0%, 7/1/29      2,662,027
     7,500,000(b)       D/Caa3     Main Street Natural Gas, Inc., Gas Project Revenue
                                   Bonds, 6.25%, 7/15/33                                          975,000
     4,500,000(b)       D/Caa3     Main Street Natural Gas, Inc., Gas Project Revenue
                                   Bonds, 6.375%, 7/15/38                                         585,000
     1,650,000           NR/NR     Savannah Georgia Economic Development Authority
                                   Revenue, 7.4%, 1/1/34                                        1,659,817
                                                                                             ------------
                                                                                             $  9,381,781
---------------------------------------------------------------------------------------------------------
                                   Guam -- 3.0%
     3,000,000           NR/NR     Northern Mariana Islands, 5.0%, 6/1/30                    $  2,267,610
     4,600,000+         AAA/Ba3    Northern Mariana Islands, 6.75%, 10/1/33                     5,203,106
       400,000          B+/Ba3     Northern Mariana Islands, 6.75%, 10/1/33                       391,036
                                                                                             ------------
                                                                                             $  7,861,752
---------------------------------------------------------------------------------------------------------
                                   Idaho -- 2.9%
     2,000,000         BBB/Baa2    Power County Industrial Development Corp.,
                                   6.45%, 8/1/32                                             $  1,860,020
     5,920,000         BBB/Baa2    Power County Pollution Control Revenue,
                                   5.625%, 10/1/14                                              5,838,659
                                                                                             ------------
                                                                                             $  7,698,679
---------------------------------------------------------------------------------------------------------
                                   Illinois -- 5.3%
     4,000,000           NR/NR     Centerpoint Intermodal Center, 8.0%, 6/15/23 (144A)       $  3,615,760
     1,000,000           NR/NR     Illinois Finance Authority Revenue, 6.0%, 11/15/27             845,240
     3,000,000           NR/NR     Illinois Finance Authority Revenue, 6.0%, 11/15/39           2,421,120
     2,500,000           NR/NR     Illinois Finance Authority Revenue, 6.125%, 11/15/25         2,158,350
     1,645,000           NR/NR     Illinois Health Facilities Authority Revenue,
                                   5.5%, 11/15/19                                               1,395,125
     1,500,000           NR/NR     Illinois Health Facilities Authority Revenue,
                                   6.9%, 11/15/33                                               1,137,150
     2,700,000           NR/NR     Southwestern Illinois Development Authority Revenue,
                                   5.625%, 11/1/26                                              2,268,243
                                                                                             ------------
                                                                                             $ 13,840,988
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                              Value
                                    Indiana -- 5.8%
  $  10,000,000          BBB+/NR    Indiana State Development Finance Authority Revenue,
                                    5.75%, 10/1/11                                             $  9,932,200
      5,000,000           NR/B2     Jasper County Industrial Economic Development
                                    Revenue, 5.6%, 4/1/29                                         3,566,150
      2,170,000           NR/NR     Vincennes Industrial Economic Development Revenue,
                                    6.25%, 1/1/24                                                 1,858,714
                                                                                               ------------
                                                                                               $ 15,357,064
-----------------------------------------------------------------------------------------------------------
                                    Kentucky -- 1.6%
        500,000          BB-/NR     Kentucky Economic Development Finance Authority
                                    Hospital System Revenue, 5.7%, 10/1/10                     $    480,785
      4,400,000          BB-/NR     Kentucky Economic Development Finance Authority
                                    Hospital System Revenue, 5.875%, 10/1/22                      3,656,532
                                                                                               ------------
                                                                                               $  4,137,317
-----------------------------------------------------------------------------------------------------------
                                    Louisiana -- 4.1%
      2,500,000          BB+/Ba3    Louisiana Local Government Environmental Facilities
                                    Development Authority Revenue, 6.75%, 11/1/32              $  2,187,550
        750,000          BBB+/NR    Opelousas Louisiana General Hospital Authority
                                    Revenue, 5.75%, 10/1/23                                         717,345
      9,415,000         BBB/Baa3    Tobacco Settlement Financing Corp., 5.875%, 5/15/39           7,830,079
                                                                                               ------------
                                                                                               $ 10,734,974
-----------------------------------------------------------------------------------------------------------
                                    Maryland -- 0.6%
        710,000           NR/NR     Maryland Health & Higher Educational Facilities Authority
                                    Revenue, 5.25%, 1/1/27                                     $    551,003
      1,250,000           NR/NR     Maryland Health & Higher Educational Facilities Authority
                                    Revenue, 5.3%, 1/1/37                                           915,950
                                                                                               ------------
                                                                                               $  1,466,953
-----------------------------------------------------------------------------------------------------------
                                    Massachusetts -- 4.9%
      2,195,000         BBB-/Baa3   Massachusetts Health & Educational Facilities Authority
                                    Revenue, 5.375%, 7/15/28                                   $  1,865,684
      1,000,000+        BBB-/Baa3   Massachusetts Health & Educational Facilities Authority
                                    Revenue, 6.35%, 7/15/32                                       1,100,280
        900,000           BB/NR     Massachusetts State Development Finance Agency,
                                    5.25%, 10/1/18                                                  775,800
      2,920,000          NR/Ba1     Massachusetts State Development Finance Agency,
                                    6.0%, 11/1/28                                                 2,506,557
      4,440,000           NR/NR     Massachusetts State Development Finance Agency,
                                    7.1%, 7/1/32                                                  4,379,216
      3,335,000(a)       NR/Aa3     Massachusetts State Housing Finance Agency, RIB,
                                    0.0%, 12/1/45 (144A)                                          2,209,237
                                                                                               ------------
                                                                                               $ 12,836,774
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   13

                       S&P/Moody's
Principal              Ratings
Amount                 (unaudited)                                                              Value
                                     Michigan -- 4.3%
   $   1,500,000+         AAA/A3     Delta County Michigan Economic Development Corp.,
                                     6.25%, 4/15/27                                             $  1,628,700
       3,000,000+         BB+/NR     Macomb County Hospital Finance Authority Revenue,
                                     5.875%, 11/15/34                                              3,293,850
         745,000           NR/NR     Michigan Public Educational Facilities Authority Revenue,
                                     7.0%, 10/1/36                                                   687,829
       4,130,000          BB-/Ba3    Michigan State Hospital Finance Authority Revenue,
                                     5.5%, 8/15/23                                                 3,488,322
       1,000,000           NR/NR     Michigan State Strategic Fund Solid Waste Disposal
                                     Revenue, 7.375%, 1/15/22                                      1,001,530
       1,470,000          BB+/NR     Star International Academy Certificates of Participation,
                                     6.125%, 3/1/37                                                1,224,731
                                                                                                ------------
                                                                                                $ 11,324,962
------------------------------------------------------------------------------------------------------------
                                     Missouri -- 3.2%
       1,850,000           NR/NR     Kansas City Industrial Development Authority Revenue,
                                     5.875%, 1/1/37 (144A)                                      $  1,493,524
       1,500,000          NR/Caa2    St. Louis Industrial Development Authority Revenue,
                                     7.2%, 12/15/28                                                1,298,790
       6,640,000          NR/Caa2    St. Louis Industrial Development Authority Revenue,
                                     7.25%, 12/15/35                                               5,659,272
                                                                                                ------------
                                                                                                $  8,451,586
------------------------------------------------------------------------------------------------------------
                                     Montana -- 0.8%
       2,445,000(c)        NR/NR     Hardin Increment Industrial Infrastructure Development
                                     Revenue, 0.0%, 9/1/31                                      $  1,281,327
       1,000,000           NR/NR     Two Rivers Authority, Inc., Project Revenue,
                                     7.375%, 11/1/27                                                 692,100
                                                                                                ------------
                                                                                                $  1,973,427
------------------------------------------------------------------------------------------------------------
                                     Nevada -- 1.1%
       2,425,000          BB+/NR     Clark County Industrial Development Revenue,
                                     5.5%, 10/1/30                                              $  1,865,650
       1,600,000           NR/NR     Nevada State Department of Business & Industry,
                                     7.25%, 1/1/23                                                   384,000
       1,000,000           NR/NR     Nevada State Department of Business & Industry,
                                     7.375%, 1/1/30                                                  240,000
       1,320,000           NR/NR     Nevada State Department of Business & Industry,
                                     7.375%, 1/1/40                                                  316,800
                                                                                                ------------
                                                                                                $  2,806,450
------------------------------------------------------------------------------------------------------------
                                     New Hampshire -- 0.7%
       1,000,000          BBB-/NR    New Hampshire Health & Educational Facilities Authority
                                     Revenue, 5.375%, 1/1/34                                    $    801,610
       1,125,000           NR/NR     New Hampshire Health & Educational Facilities Authority
                                     Revenue, 5.875%, 7/1/34                                         995,456
                                                                                                ------------
                                                                                                $  1,797,066
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                           Value
                                   New Jersey -- 10.1%
  $  2,500,000           NR/NR     Burlington County New Jersey Bridge Commission
                                   Revenue, 5.625%, 1/1/38                                 $  2,015,475
    13,000,000           B/B3      New Jersey Economic Development Authority Revenue,
                                   6.25%, 9/15/29                                             9,861,930
     2,500,000         BBB/Baa1    New Jersey Health Care Facilities Financing Authority
                                   Revenue, 5.375%, 7/1/33                                    2,150,400
     2,495,000(a)       NR/Aaa     New Jersey State Turnpike Authority, RIB, 0.0%,
                                   1/1/28 (144A)                                              2,173,070
     1,000,000+         AAA/Aaa    Tobacco Settlement Financing Corp., 6.25%, 6/1/43          1,108,820
     3,250,000+         AAA/Aaa    Tobacco Settlement Financing Corp., 6.75%, 6/1/39          3,672,792
     5,000,000+         AAA/Aaa    Tobacco Settlement Financing Corp., 7.0%, 6/1/41           5,701,300
                                                                                           ------------
                                                                                           $ 26,683,787
-------------------------------------------------------------------------------------------------------
                                   New York -- 9.8%
     3,000,000           NR/NR     Dutchess County Industrial Development Agency
                                   Revenue, 7.5%, 3/1/29                                   $  3,127,350
     1,000,000           NR/NR     Nassau County New York Industrial Development Agency
                                   Revenue, 6.7%, 1/1/43                                        951,380
     5,000,000          BB+/Ba1    New York City Industrial Development Agency,
                                   5.25%, 12/1/32                                             3,028,400
     2,000,000           NR/NR     New York City Industrial Development Agency,
                                   5.375%, 6/1/23                                             1,722,840
     2,000,000         CCC+/Caa2   New York City Industrial Development Agency,
                                   6.9%, 8/1/24                                               1,055,680
     3,950,000          BB+/Ba1    New York City Industrial Development Agency,
                                   7.625%, 12/1/32                                            3,313,576
     2,300,000           NR/NR     New York City Industrial Development Agency,
                                   7.8%, 1/1/16                                               2,301,748
     5,000,000          AAA/Aaa    New York State Environmental Facilities Corp.,
                                   5.0%, 6/15/33                                              4,715,500
     4,500,000           NR/NR     Suffolk County New York Industrial Development Agency,
                                   5.0%, 6/1/36                                               3,203,145
       500,000           NR/NR     Ulster County New York Industrial Development Agency,
                                   6.0%, 9/15/37                                                430,075
     2,000,000           NR/NR     Yonkers Industrial Development Agency Civic Facilities
                                   Revenue, 6.15%, 3/1/15                                     1,920,860
                                                                                           ------------
                                                                                           $ 25,770,554
-------------------------------------------------------------------------------------------------------
                                   North Carolina -- 5.2%
    11,350,000           NR/NR     Charlotte North Carolina Special Facilities Revenue,
                                   5.6%, 7/1/27                                            $  7,608,926
     7,140,000           NR/NR     Charlotte North Carolina Special Facilities Revenue,
                                   7.75%, 2/1/28                                              6,165,176
                                                                                           ------------
                                                                                           $ 13,774,102
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   15

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                          Value
                                    Ohio -- 2.5%
  $   3,800,000           B-/NR     Belmont County Health System Revenue, 5.7%, 1/1/13     $  3,655,790
      1,000,000           B-/NR     Belmont County Health System Revenue, 5.8%, 1/1/18          875,640
      3,000,000           B-/B3     Cleveland Airport Special Revenue, 5.375%, 9/15/27        2,109,300
                                                                                           ------------
                                                                                           $  6,640,730
-------------------------------------------------------------------------------------------------------
                                    Oklahoma -- 1.8%
      1,695,000           BB/NR     Jackson County Memorial Hospital Authority Revenue,
                                    7.3%, 8/1/15                                           $  1,702,238
      2,220,000          B-/Caa2    Tulsa Municipal Airport Transportation Revenue,
                                    6.25%, 6/1/20                                             1,742,300
      1,500,000          B-/Caa2    Tulsa Municipal Airport Transportation Revenue,
                                    7.35%, 12/1/11                                            1,414,515
                                                                                           ------------
                                                                                           $  4,859,053
-------------------------------------------------------------------------------------------------------
                                    Pennsylvania -- 10.1%
      3,000,000+         AAA/Ba3    Allegheny County Hospital Development Authority
                                    Revenue, 9.25%, 11/15/22                               $  3,456,270
        500,000+         AAA/Ba3    Allegheny County Hospital Development Authority
                                    Revenue, 9.25%, 11/15/30                                    576,045
      1,000,000          BBB-/NR    Clarion County Hospital Authority Revenue,
                                    5.625%, 7/1/21                                            1,001,330
      3,600,000           B-/NR     Columbia County Hospital Authority Revenue,
                                    5.85%, 6/1/24                                             2,867,400
      3,110,000(b)        NR/NR     Delaware County Industrial Development Authority
                                    Revenue, 9.0%, 8/1/31                                     2,310,077
      1,050,000          BBB/Ba2    Hazleton Health Services Authority Hospital Revenue,
                                    6.125%, 7/1/16                                            1,000,419
      2,415,000          NR/Baa3    Montgomery County Higher Education & Health Authority
                                    Hospital Revenue, 6.6%, 7/1/10                            2,419,661
      1,430,000          BB+/NR     Pennsylvania Economic Development Financing Authority
                                    Revenue, 5.125%, 6/1/18                                   1,224,352
      1,805,000          BB+/NR     Pennsylvania Economic Development Financing Authority
                                    Revenue, 5.3%, 6/1/10                                     1,764,694
      2,330,000          BB+/NR     Pennsylvania Economic Development Financing Authority
                                    Revenue, 5.35%, 6/1/11                                    2,251,293
      5,000,000         BBB/Baa3    Philadelphia Hospitals & Higher Education Facilities
                                    Authority Revenue, 5.0%, 7/1/34                           3,552,400
      2,005,000           B-/NR     Scranton-Lackawanna Health & Welfare Authority
                                    Revenue, 6.1%, 7/1/11                                     1,963,677
      2,245,000           B-/NR     Scranton-Lackawanna Health & Welfare Authority
                                    Revenue, 6.15%, 7/1/12                                    2,184,116
                                                                                           ------------
                                                                                           $ 26,571,734
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                             Value
                                    Rhode Island -- 4.3%
  $   4,485,000           NR/NR     Central Falls Rhode Island Detention Facilities Revenue,
                                    7.25%, 7/15/35                                            $  4,266,491
      8,285,000         BBB/Baa3    Tobacco Settlement Financing Corp., 6.25%, 6/1/42            7,018,886
                                                                                              ------------
                                                                                              $ 11,285,377
----------------------------------------------------------------------------------------------------------
                                    South Carolina -- 7.3%
      1,500,000           CC/NR     Connector 2000 Association, Inc., Toll Road Revenue,
                                    5.375%, 1/1/38                                            $    791,250
      1,600,000          BBB/NR     Loris Community Hospital District, 5.625%, 1/1/29            1,431,824
      7,140,000+        BBB+/Baa1   South Carolina Jobs Economic Development Authority
                                    Revenue, 6.375%, 8/1/34                                      8,024,289
        860,000+        BBB+/Baa1   South Carolina Jobs Economic Development Authority
                                    Revenue, 6.375%, 8/1/34                                        963,269
      3,000,000+         AAA/NR     South Carolina Jobs Economic Development Authority
                                    Revenue, 8.0%, 10/1/31                                       3,364,200
      4,400,000(d)      BBB/Baa3    Tobacco Settlement Revenue Management,
                                    6.375%, 5/15/30                                              4,542,252
                                                                                              ------------
                                                                                              $ 19,117,084
----------------------------------------------------------------------------------------------------------
                                    Tennessee -- 3.1%
      1,000,000+         BBB+/A2    Johnson City Health & Educational Facilities Board
                                    Hospital Revenue, 7.5%, 7/1/33                            $  1,168,890
      7,000,000          NR/Ba2     Knox County Health Educational & Housing Facilities
                                    Board Hospital Revenue, 6.5%, 4/15/31                        6,975,150
                                                                                              ------------
                                                                                              $  8,144,040
----------------------------------------------------------------------------------------------------------
                                    Texas -- 18.9%
      8,650,000         CCC/Caa1    Brazos River Authority Pollution Control Revenue,
                                    6.75%, 10/1/38                                            $  6,968,872
      4,000,000         CCC/Caa1    Brazos River Authority Pollution Control Revenue,
                                    7.7%, 4/1/33                                                 3,586,200
      7,350,000           NR/NR     Gulf Coast Industrial Development Authority,
                                    7.0%, 12/1/36                                                5,730,574
     10,000,000           B-/B3     Houston Texas Airport System Special Facilities Revenue,
                                    6.75%, 7/1/29                                                8,107,100
      1,000,000           NR/NR     IAH Public Facility Corp., Project Revenue Bonds, Series
                                    2006, 6.0%, 5/1/16                                             910,290
      1,000,000           NR/NR     IAH Public Facility Corp., Project Revenue Bonds, Series
                                    2006, 6.0%, 5/1/21                                             866,260
      1,350,000           NR/NR     IAH Public Facility Corp., Project Revenue Bonds, Series
                                    2006, 6.125%, 5/1/26                                         1,136,039
        845,000           NR/NR     Lubbock Health Facilities Development Corp.,
                                    6.5%, 7/1/26                                                   751,349
      2,000,000           NR/NR     Lubbock Health Facilities Development Corp.,
                                    6.625%, 7/1/36                                               1,776,120
      7,750,000         BBB-/Ba1    Matagorda County Navigation District Number 1
                                    Revenue, 5.95%, 5/1/30                                       6,229,450

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   17

                            S&P/Moody's
Principal                   Ratings
Amount                      (unaudited)                                                              Value
                                          Texas -- (continued)
    $   10,000,000             BBB+/A3    North Texas Tollway Authority Revenue, 5.75%, 1/1/33       $  9,100,900
         5,000,000             NR/Baa3    Tomball Hospital Authority, 6.0%, 7/1/25                      4,584,350
                                                                                                     ------------
                                                                                                     $ 49,747,504
-----------------------------------------------------------------------------------------------------------------
                                          Utah -- 0.5%
         1,600,000              NR/NR     Spanish Fork Charter School Revenue, 5.7%,
                                          11/15/36 (144A)                                            $  1,259,632
-----------------------------------------------------------------------------------------------------------------
                                          Washington -- 4.1%
         2,500,000              NR/NR     Port Seattle Washington Special Facilities Revenue,
                                          7.25%, 4/1/30                                              $  1,903,725
         1,290,000            BBB/Baa3    Tobacco Settlement Authority Revenue, 6.5%, 6/1/26            1,220,030
         2,000,000            BBB/Baa2    Washington State Health Care Facilities Authority,
                                          6.125%, 8/15/37                                               1,771,760
         2,000,000            BBB/Baa2    Washington State Health Care Facilities Authority,
                                          6.25%, 8/15/42                                                1,786,140
         5,000,000              NR/NR     Washington State Housing Finance Commission
                                          Nonprofit Revenue Bonds, 5.625%, 1/1/27                       4,172,200
                                                                                                     ------------
                                                                                                     $ 10,853,855
-----------------------------------------------------------------------------------------------------------------
                                          Wisconsin -- 1.6%
         3,000,000              NR/NR     Aztalan Wisconsin Exempt Facilities Revenue,
                                          7.50%, 5/1/18                                              $  2,442,150
         1,000,000              NR/NR     Wisconsin State Health & Educational Facilities Authority
                                          Revenue, 6.125%, 4/1/24                                         892,000
         1,000,000              NR/NR     Wisconsin State Health & Educational Facilities Authority
                                          Revenue, 6.25%, 4/1/34                                          850,850
                                                                                                     ------------
                                                                                                     $  4,185,000
-----------------------------------------------------------------------------------------------------------------
                                          TOTAL TAX-EXEMPT OBLIGATIONS
                                          (Cost $428,123,579)                                        $385,273,986
-----------------------------------------------------------------------------------------------------------------
                                          MUNICIPAL COLLATERALIZED DEBT OBLIGATION -- 4.7% of Net Assets
        13,000,000(e)(f)        NR/NR     Non-Profit Preferred Funding Trust I, Series E, 12.0%,
                                          9/15/37 (144A)                                             $ 12,470,380
-----------------------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL COLLATERALIZED
                                          DEBT OBLIGATION
                                          (Cost $13,000,000)                                         $ 12,470,380
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

                        S&P/Moody's
                        Ratings
Shares                  (unaudited)                                                   Value
                                       COMMON STOCK -- 0.3% of Net Assets
           85,903(e)(g)                Northwest Airlines Corp.                       $     775,704
---------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCK
                                       (Cost $3,210,349)                              $     775,704
---------------------------------------------------------------------------------------------------
                                       TAX-EXEMPT MONEY MARKET MUTUAL FUND -- 2.3% of Net Assets
        6,000,000                      BlackRock Liquidity Funds MuniFund Portfolio   $   6,000,000
---------------------------------------------------------------------------------------------------
                                       TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                                       (Cost $6,000,000)                              $   6,000,000
---------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN SECURITIES -- 153.9%
                                       (Cost $450,333,928) (h)(i)                     $ 404,520,070
---------------------------------------------------------------------------------------------------
                                       OTHER ASSETS AND LIABILITIES -- 3.2%           $   8,317,921
---------------------------------------------------------------------------------------------------
                                       PREFERRED SHARES AT REDEMPTION VALUE,
                                       INCLUDING DIVIDENDS PAYABLE -- (57.1)%         $(150,067,504)
---------------------------------------------------------------------------------------------------
                                       NET ASSETS APPLICABLE TO
                                       COMMON SHAREOWNERS -- 100.0%                   $ 262,770,487
====================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2008, the value of these securities amounted to $45,364,232, or 17.3% of total net assets applicable to common shareowners.

RIB    Residual Interest Bonds.

NR     Security not rated by S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The rate shown is the coupon rate at September 30, 2008.

(b)    Security is in default and is non-income producing.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at September 30, 2008.

(d)    Escrow to maturity.

(e) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $16,210,349. The aggregate value is $13,246,084, or 5.0% of the net assets.

(f) The interest rate is subject to change periodically. The interest rate shown is the rate at September 30, 2008.

(g)    Non-income producing.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   19

(h) The concentration of investments by type of obligation/market sector is as follows:

Insured
  FSA                                                                   4.0%
  ACA                                                                   1.4
  AMBAC                                                                 0.6
Revenue Bonds:
  Health Revenue                                                       27.4
  Development Revenue                                                  11.7
  Other Revenue                                                        10.5
  Tobacco Revenue                                                       9.9
  Airport Revenue                                                       8.8
  Pollution Control Revenue                                             7.8
  Facilities Revenue                                                    7.8
  Transportation Revenue                                                5.9
  Housing Revenue                                                       1.6
  Water Revenue                                                         1.2
  Education Revenue                                                     1.0
  Utilities Revenue                                                     0.4
                                                                      -----
                                                                      100.0%
                                                                      =====

(i) At September 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $446,140,558 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 13,657,076
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (55,277,564)
                                                                                   ------------
       Net unrealized loss                                                         $(41,620,488)
                                                                                   ============

For financial reporting purposes net unrealized loss on investments was $45,813,858 and cost of investments aggregated $450,333,928.

Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2008, aggregated $39,965,780 and $45,574,120, respectively.

The accompanying notes are an integral part of these financial statements.

20   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2008, in valuing the Trust's assets:

                                                                     Other
                                                   Investments       Financial
 Valuation Inputs                                  in Securities     Instruments*
 Level 1 - Quoted Prices                           $    775,704         $     --
 Level 2 - Other Significant Observable Inputs      403,744,366          513,075
 Level 3 - Significant Unobservable Inputs                   --               --
--------------------------------------------------------------------------------
 Total                                             $404,520,070         $513,075
--------------------------------------------------------------------------------

*    Other financial instruments include, interest rate swaps.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   21

Statement of Assets and Liabilities | 9/30/08 (unaudited)

ASSETS:
  Investments in securities, at value (cost $450,333,928)                   $404,520,070
  Receivables --
   Interest                                                                    9,360,733
  Unrealized appreciation on interest rate swaps                                 513,075
  Prepaid expenses                                                                40,470
-----------------------------------------------------------------------------------------
     Total assets                                                           $414,434,348
-----------------------------------------------------------------------------------------
LIABILITIES:
  Due to custodian                                                          $  1,242,615
  Due to affiliates                                                              223,559
  Administration fee payable                                                      25,343
  Accrued expenses                                                               104,840
-----------------------------------------------------------------------------------------
     Total liabilities                                                      $  1,596,357
-----------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,000 shares,
   including dividends payable of $67,504                                   $150,067,504
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                           $325,088,359
  Undistributed net investment income                                          8,191,665
  Accumulated net realized loss on investments and interest rate swaps       (25,208,754)
  Net unrealized loss on investments                                         (45,813,858)
  Net unrealized gain on interest rate swaps                                     513,075
-----------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                            $262,770,487
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $262,770,487/22,844,055 common shares                            $      11.50
=========================================================================================

The accompanying notes are an integral part of these financial statements.

22  Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Statement of Operations (unaudited)

For the Six Months Ended 9/30/08



INVESTMENT INCOME:
  Interest                                                                          $ 16,088,196
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $  1,362,115
  Administration fees                                                 198,642
  Transfer agent fees and expenses                                     17,833
  Auction agent fees                                                  195,087
  Custodian fees                                                       16,174
  Registration fees                                                    10,629
  Professional fees                                                    33,958
  Printing expense                                                     14,074
  Trustees' fees                                                        6,874
  Pricing fees                                                         10,024
  Miscellaneous                                                        13,945
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  1,879,355
------------------------------------------------------------------------------------------------
       Net investment income                                                        $ 14,208,841
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
INTEREST RATE SWAPS:
  Net realized loss from:
   Investments                                                   $ (6,021,087)
   Interest rate swaps                                               (261,587)      $ (6,282,674)
------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                   $(42,407,477)
   Interest rate swaps                                              1,032,210       $(41,375,267)
------------------------------------------------------------------------------------------------
       Net loss on investments and interest rate swaps                              $(47,657,941)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME                                                                   $ (2,775,626)
------------------------------------------------------------------------------------------------
  Net decrease in net assets applicable to common shareowners
   resulting from operations                                                        $(36,224,726)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   23

Statement of Changes in Net Assets

For the Six Months Ended 9/30/08 and the Year Ended 3/31/08, respectively

                                                               Six Months Ended
                                                               9/30/08             Year Ended
                                                               (unaudited)         3/31/08
FROM OPERATIONS:
Net investment income                                           $  14,208,841      $ 29,331,433
Net realized loss on investments and interest rate swaps           (6,282,674)       (4,089,389)
Change in net unrealized gain (loss) on investments and
  interest rate swaps                                             (41,375,267)      (53,215,821)
Distributions to preferred shareowners from net
  investment income                                                (2,775,626)       (5,823,201)
------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common
     shareowners resulting from operations                      $ (36,224,726)     $(33,796,978)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.45 and $0.89 per share, respectively)                    $ (10,266,823)     $(20,246,811)
------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                  $ (10,266,823)     $(20,246,811)
------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                   $     761,766      $    655,590
------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions        $     761,766      $    655,590
------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to
     common shareowners                                         $ (45,729,783)     $(53,388,199)
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                               308,500,270       361,888,469
------------------------------------------------------------------------------------------------
End of period                                                   $ 262,770,487      $308,500,270
------------------------------------------------------------------------------------------------
Undistributed net investment income                             $   8,191,665      $  7,025,273
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Financial Highlights

                                                                         Six Months Ended   Year        Year
                                                                         9/30/08            Ended       Ended
                                                                         (unaudited)        3/31/08     3/31/07
Per Common Share Operating Performance
Net asset value, beginning of period                                      $    13.54        $ 15.91     $ 15.04
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                    $     0.62        $  1.29     $  1.16
 Net realized and unrealized gain (loss) on investments and interest
  rate swaps                                                                   (2.09)         (2.51)       0.80
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                        (0.12)         (0.26)      (0.23)
  Net realized gains                                                              --             --          --
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                       $    (1.59)       $ (1.48)    $  1.73
Dividends and distributions to common shareowners from:
 Net investment income                                                         (0.45)         (0.89)      (0.86)
 Net realized gains                                                               --             --          --
Capital charge with respect to issuance of:
 Common shares                                                                    --             --          --
 Preferred shares                                                                 --             --          --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $    (2.04)       $ (2.37)    $  0.87
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period(d)                                         $    11.50        $ 13.54     $ 15.91
===============================================================================================================
Market value, end of period(d)                                            $    10.34        $ 13.74     $ 15.61
---------------------------------------------------------------------------------------------------------------
Total return at market value(e)                                               (22.07)%        (6.51)%     10.21%
Ratios to average net assets of common shareowners
 Net expenses(f)                                                                1.24%(g)       1.13%       1.16%
 Net investment income before preferred share dividends                         9.36%(g)       8.27%       7.47%
 Preferred share dividends                                                      1.83%(g)       1.64%       1.47%
 Net investment income available to common shareowners                          7.53%(g)       6.63%       6.00%
Portfolio turnover                                                                 9%            12%         17%


                                                                         Year        Year         10/20/03 (b)
                                                                         Ended       Ended        to
                                                                         3/31/06     3/31/05      3/31/04
Per Common Share Operating Performance
Net asset value, beginning of period                                     $ 14.64     $ 14.51      $  14.33(c)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                   $  1.17     $  1.26      $   0.46
 Net realized and unrealized gain (loss) on investments and interest
  rate swaps                                                                0.39        0.18          0.23
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                    (0.17)      (0.09)        (0.02)
  Net realized gains                                                          --       (0.01)           --
--------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                      $  1.39     $  1.34      $   0.67
Dividends and distributions to common shareowners from:
 Net investment income                                                     (0.99)      (1.13)        (0.38)
 Net realized gains                                                           --       (0.09)           --
Capital charge with respect to issuance of:
 Common shares                                                                --        0.01         (0.03)
 Preferred shares                                                             --          --         (0.08)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.40     $  0.13      $   0.18
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period(d)                                        $ 15.04     $ 14.64      $  14.51
==============================================================================================================
Market value, end of period(d)                                           $ 14.99     $ 14.37      $  15.05
--------------------------------------------------------------------------------------------------------------
Total return at market value(e)                                            11.55%       4.07%        2.93%
Ratios to average net assets of common shareowners
 Net expenses(f)                                                            1.16%       1.18%         1.01%(g)
 Net investment income before preferred share dividends                     7.88%       8.94%         6.98%(g)
 Preferred share dividends                                                  1.17%       0.64%         0.26%(g)
 Net investment income available to common shareowners                      6.71%       8.30%         6.72%(g)
Portfolio turnover                                                            19%         39%           62%

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08  25

                                                                            Six Months Ended   Year         Year
                                                                            9/30/08            Ended        Ended
                                                                            (unaudited)        3/31/08      3/31/07
Net assets of common shareowners, end of period (in thousands)              $262,770           $ 308,500    $ 361,888
Preferred shares outstanding (in thousands)                                 $150,000           $ 150,000    $ 150,000
Asset coverage per preferred share, end of period                           $ 68,806           $  76,427    $  85,328
Average market value per preferred share(h)                                 $ 25,000           $  25,000    $  25,000
Liquidation value, including dividends payable, per preferred share         $ 25,011           $  25,010    $  25,013
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(f)                                                                1.24%(g)            1.13%        1.18%
 Net investment income before preferred share dividends                         9.36%(g)            8.27%        7.45%
 Preferred share dividends                                                      1.83%(g)            1.64%        1.47%
 Net investment income available to common shareowners                          7.53%(g)            6.63%        5.98%
======================================================================================================================

                                                                            Year          Year          10/20/03 (b)
                                                                            Ended         Ended         to
                                                                            3/31/06       3/31/05       3/31/04
Net assets of common shareowners, end of period (in thousands)              $ 342,012     $ 332,374      $327,492
Preferred shares outstanding (in thousands)                                 $ 150,000     $ 150,000      $150,000
Asset coverage per preferred share, end of period                           $  82,011     $  80,396      $ 79,582
Average market value per preferred share(h)                                 $  25,000     $  25,000      $ 25,000
Liquidation value, including dividends payable, per preferred share         $  25,009     $  25,000      $ 25,000
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(f)                                                                 1.16%         1.19%         1.04%(g)
 Net investment income before preferred share dividends                          7.88%         8.93%         6.95%(g)
 Preferred share dividends                                                       1.17%         0.64%         0.26%(g)
 Net investment income available to common shareowners                           6.71%         8.29%         6.69%(g)
======================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  The Trust's common shares were first publicly offered on October 15, 2003.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(f) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(g)  Annualized.
(h)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

26  Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Notes to Financial Statements | 9/30/08 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Municipal High Income Advantage Trust (the "Trust") was organized as a Delaware statutory trust on August 6, 2003. Prior to commencing operations on October 20, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may seek capital appreciation to the extent that it is consistent with its primary investment objective.

The Trust may invest in both investment and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   27

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At September 30, 2008, there were no securities that were valued using fair value methods. Temporary cash investments are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily on an effective yield to maturity basis and are included in interest income. Interest income, including interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investments transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At March 31, 2008, the Trust had a capital loss carryforward of $14,467,453 which is comprised of $14,156,085 which will expire in 2014 and $311,368 which will expire in 2016, if not utilized.


28  Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

     The tax character of distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. Distributions during the year ended March 31, 2008 were as follows:

                                                                         2008
     Distributions paid from:
     Tax exempt income                                               $25,232,182
     Ordinary income                                                     837,830
     ---------------------------------------------------------------------------
        Total                                                        $26,070,012
     ---------------------------------------------------------------------------

     The following shows components of distributable earnings on a federal income tax basis at March 31, 2008:

                                                                        2008
     Distributable earnings:
     Undistributed tax-exempt income                              $   3,324,986
     Undistributed ordinary income                                      110,632
     Capital loss carryforward                                      (14,467,453)
     Dividends payable                                                  (60,819)
     Unrealized depreciation                                         (4,733,669)
     ---------------------------------------------------------------------------
     Total                                                        $ (15,826,323)
     ---------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the difference between book and tax accounting for swap agreements and other temporary differences.

C.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   29
     but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit"), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the six months ended September 30, 2008, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.90% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $223,559 in management costs, administrative costs and certain other fees payable to PIM at September 30, 2008.

The Trust has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. The Trust pays Princeton a monthly fee equal to 0.07% of the Trust's average daily

30   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08
managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Preferred Shares ("APS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4.   Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" the value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at September 30, 2008 the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   31

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of September 30, 2008 were as follows:

                 Termination       Notional         Fixed         Floating        Unrealized
Counterparty     Date              Amount (000)     Rate          Rate            Appreciation
UBS AG           April 5, 2009     $75,000          2.665%        1 month BMA     $513,075
-----------------------------------------------------------------------------------------------

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended September 30, 2008 and the year ended March 31, 2008 were as follows:

                                                  9/2008           3/2008
Shares outstanding at beginning of period     22,786,930       22,740,627
Reinvestment of distributions                     57,125           46,303
-------------------------------------------------------------------------
Shares outstanding at end of period           22,844,055       22,786,930
=========================================================================

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of September 30, 2008, there were 6,000 APS as follows: Series A -- 3,000 and Series B -- 3,000.

Dividends on Series A and Series B are cumulative at a rate, which is reset every seven days based on the results of an auction. An auction fails if there are more APS offered than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. You will not be able to sell your APS at an auction if the auction fails. Since February 13, 2008, the Trust's auctions related to the APS have failed. The maximum rate for the 7-Day Series is 125% of the 7 day commercial paper rate or Kenny rate. Dividend rates ranged from 2.781% to 12.894% during the six months ended September 30, 2008.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.


32   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6.   New Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

7.   Subsequent Events

Subsequent to September 30, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.075 per common share payable October 31, 2008, to common shareowners of record on October 15, 2008.

Subsequent to September 30, 2008, dividends declared and paid on preferred shares totaled $1,039,320 in aggregate for the two outstanding preferred share series through November 4, 2008.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969.

Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   33

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Results of Shareholder Meeting (unaudited)

On September 22, 2008, Pioneer Municipal High Income Advantage Trust held its annual meeting of shareowners to elect Class II Trustees. All Class II Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class II Trustees.



 Nominee                        For               Withheld
 Daniel K. Kingsbury            20,901,339        417,705
 Benjamin M. Friedman           20,892,223        426,821
 Margaret B.W. Graham           20,896,922        422,122

34  Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

Trustees, Officers and Service Providers

Trustees                         Officers
John F. Cogan, Jr., Chairman     John F. Cogan, Jr., President
David R. Bock                    Daniel K. Kingsbury, Executive  Vice President
Mary K. Bush                     Mark E. Bradley, Treasurer
Benjamin M. Friedman             Dorothy E. Bourassa, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
Princeton Administrators, LLC


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08   35

                            This page for your notes.

36   Pioneer Municipal High Income Advantage Trust | Semiannual Report | 9/30/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                                               1-800-710-0935

Or write to AST:

For                                                 Write to
 General inquiries, lost dividend checks,           American Stock
 change of address, lost stock certificates,        Transfer & Trust
 stock transfer                                     Operations Center
                                                    6201 15th Ave.
                                                    Brooklyn, NY 11219
 Dividend reinvestment plan (DRIP)                  American Stock
                                                    Transfer & Trust
                                                    Wall Street Station
                                                    P.O. Box 922
                                                    New York, NY 10269-0560

Website                                                          www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.

[Logo]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19435-02-1108


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Advantage Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 28, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 28, 2008

* Print the name and title of each signing officer under his or her signature.